As Filed with the Commission on April 29, 2002
Registration No. 333-50593
SEC File No. 811-7473

Securities and Exchange Commission
Washington, D.C.

FORM N-1A

Registration Statement Under the Securities Act of 1933 [X]

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. 4 [X]

and/or

Registration Statement Under the Investment Company Act of 1940 [X]

Amendment No. 9

Mosaic Focus Fund Trust
(Exact Name of Registrant as Specified in Charter)

550 Science Drive, Madison, WI 53711
Registrant's Telephone Number: (480) 443-9537

W. Richard Mason, Secretary
Mosaic Focus Fund Trust
8777 N. Gainey Center Drive, Suite 220
Scottsdale, Arizona 85258
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: It is proposed that this filing will become effective:
[  ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2002 pursuant to paragraph (b)
[  ] 60 days after filing pursuant to paragraph (a)(1)
[  ] on ________________ pursuant to paragraph (a)(1)
[  ] 75 days after filing pursuant to paragraph (a)(2)
[  ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Mosaic Focus Fund.

Cross-Reference Sheet

Form N1-A

Part A, Information Required in a Prospectus

Item 1	Front and back cover pages
Item 2	Risk/Return Summary: Investments, Risks and Performance (including Fund Investment Objectives/Goals, Principal Investment Strategies of the Trust, Principal Risks of Investing in the Fund and Risk/Return Bar Chart and Table)
Item 3	Fees and expenses of the Fund
Item 4	Investment Objectives, Implementation of Investment Policies
Item 5	Management's Discussion of Fund Performance is contained in the Registrant's annual report to shareholders under rule 30d-1 for the fiscal year ended December 31, 2001 and is incorporated herein by reference
Item 6	Management
Item 7	Pricing of Fund Shares, Dividends and Distributions, Taxes and incorporated by reference from Mosaic's "Guide to Doing Business"
Item 8	Not applicable
Item 9	Financial Highlights

Mosaic's "Guide to Doing Business" follows Part A

Part B, Items Required in a Statement of Additional Information

Item 10	Cover page
Item 11	Fund History
Item 12	Description of the Fund (including Classification, Investment Strategies and Risks, Fund Policies and Fundamental Policies)
Item 13	Management of the Fund
Item 14	Control Persons and Principal Holders of Securities
Item 15	Investment Advisory and Other Services
Item 16	Brokerage Allocation and Other Practices
Item 17	Capital Stock and Other Securities
Item 18	Purchase, Redemption and Pricing of Shares
Item 19	Taxation of the Fund
Item 20	Investment Advisory and Other Services
Item 21	Calculation of Performance Data
Item 22	Financial Statements and Other Additional Information (Annual and Semi-Annual Reports are incorporated by reference)

Part C, Other Information Items 23 through 30 follow Part B

PROSPECTUS

May 1, 2002

Mosaic Focus Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary: Investments, Risks and Performance

Fund Investment Objectives/Goals

The objective of Mosaic Focus Fund (the "Fund") is long-term growth of capital.

Principal Investment Strategies of the Fund

We believe that capital growth can best be achieved through investing primarily in the common stock of established growth companies whose true prospects are underappreciated by the market. The Fund will normally invest in a portfolio of 12-18 securities.

We select companies that we believe show steady, sustainable growth and reasonable valuation, rather than "hot" stocks or "trendy" growth companies with high share prices. Instead, we will invest in the stocks of issuers that we believe have a blend of both value and growth potential: What we call "GARP" for "growth at a reasonable price."

Principal Risks of Investing in the Fund

Market Risks

The share price of the Fund reflects the value of the securities it holds. If a stock’s price falls, the share price of the Fund will go down (unless another stock’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Risks Associated With a Non-Diversified Mutual Fund Investment

The Fund will typically be invested in the common stock of 12 to 18 companies and will represent a "non-diversified" portfolio as that term is understood under the Investment Company Act of 1940. As a result, you can expect the overall volatility of the Fund’s share price to be greater than that of a comparable "diversified" mutual fund. This is because the Fund may invest more than 5% of its total assets in a single company. The appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund.

Potential Merger

On April 24, 2002, the Fund’s Trustees recommended the Fund’s shareholders approve the Fund’s merger with Mosaic’s "Investors Fund," a diversified mutual fund with identical investment objectives/goals as the Fund.

Risk/Return Bar Chart and Performance Table

The following gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance from year to year for the life of the Fund. After the bar chart is a table that compares the Fund’s returns with those of a broad measure of market performance. Included in the table are after-tax returns that are not relevant to you if you hold your shares through a tax-deferred arrangement, such as an individual retirement account or 401(k) plan. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after tax returns depend on your tax situation and may differ from those shown. Remember, however, that how the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 25.12% (quarter ending December 31, 1998) and the lowest return for a quarter was -13.18% (quarter ending September 30, 2001).

Average Annual Total Returns (for the period ending December 31, 2001)
	Past One Year	Since Inception Dec. 31, 1997
Return before taxes	-9.27%	7.43%
Return after taxes on distributions	7-11.48%	5.49%
Return after taxes on distribution and sale of Fund shares	-5.63%	5.19%
S&P 500 Index*	-11.88%	5.66%

*The S&P 500 is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load) price)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.50%
Total Annual Fund Operating Expenses	1.25%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$397	$686	$1,511

Additional fees and transaction charges described in Mosaic’s "Guide to Doing Business," if applicable, will increase the level of expenses that can be incurred. (For example, fees are charged for certain wire transfers, stop payments on checks, bounced investment checks, and retirement plans).

Investment Objectives

The investment objective of the Fund is long-term growth of capital. We believe that capital growth can best be achieved through investing in larger, well-established growth companies whose true prospects are underappreciated by the market. The Fund seeks to achieve its objective by investing primarily in common stocks.

The Fund’s investment objective may be changed without shareholder approval. Shareholders will, however, receive prior written notice of any material change. Of course, there can be no assurance that the Fund’s investment objective will be achieved.

An investment in the Fund should be considered a long-term investment. The Fund is not designed to meet short-term financial needs. Likewise, the Fund is not intended to provide a complete or balanced investment program.

Implementation of Investment Objectives

The Fund seeks to achieve its objective by investing in common stocks.

How many companies will the Fund hold?

We will focus on a relatively limited number of companies (generally 18 or less). The Fund will employ a focused investment strategy that has the potential to produce higher returns than an investment strategy calling for investment in a larger number of securities.

As a "non-diversified" fund, the Fund is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one company. However, there are a number of limits on the extent to which the Fund can invest a single company.

First, no single company will exceed 25% of the Fund’s assets. This is because we operate the Fund so that no single industry exceeds 25% of the Fund.

Second, we intend to comply with diversification standards necessary to have the Fund classified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

The Code requires that at the close of each tax quarter, with respect to at least half (50%) of the value of the Fund’s total assets that (a) not more than 5% of the Fund’s total assets is invested in the securities of any one issuer, and (b) the amount of securities owned by the Fund does not represent more than 10% of the outstanding voting securities of an issuer. The Code also requires that the Fund as a whole may not have more than 25% of its total assets invested in the securities of any one issuer. The Fund will meet the diversification requirements of the Code by investing in certain (1) cash and cash equivalents (including receivables) and (2) U.S. Government securities.

Example: Suppose the Fund holds stock in 15 companies. A simplified example of the concentration of the Fund that meets Code diversification requirements would be: 5 companies each representing about 10% of the Fund and 10 companies each representing about 5% of the Fund.

How do we select companies for the Fund?

We screen for both growth and value when seeking prospects for the Fund. We look for a pattern of consistent, sustainable earnings growth. We compare the valuation of the stock, based on the projected growth rate of the company’s earnings, to the market in general (looking for an attractive ratio between growth and price) and to the company’s historic valuations. Our goal is to acquire companies when they are at the low end of their historical valuations. By avoiding overpriced issues, we attempt to avoid the most volatile and risky segments of the market. Instead, we will invest in the stocks of issuers that we believe have a blend of both value and growth potential: What we call "GARP" for "growth at a reasonable price."

The common stocks selected will typically be traded on a national securities exchange or over-the-counter in the NASDAQ system. Such stocks will primarily include securities of large, well-known companies, but may also include smaller, less well-known companies.

The Fund may also purchase convertible bonds and convertible preferred stocks. These securities are convertible into common stocks and have equity characteristics. Convertible bonds are convertible into a specific number of shares of common stock of the issuer either at any time or, more commonly, at a specific future date at a pre-determined price per share of common stock. We anticipate that convertible securities will represent less than 25% of the Fund’s portfolio.

Why do we sell stocks in the Fund?

We sell stocks for a number of reasons: (1) the valuation target we set for them is achieved; (2) earnings estimates are being materially lowered; or (3) other technical indicators suggest weakening position.

Does the Fund hold much cash?

In order to meet day to day shareholder transaction requirements, the Fund will hold a certain amount of cash. We will normally invest this cash overnight in a repurchase agreement. Repurchase agreements involve the sale of securities to a fund by a financial institution or securities dealer, simultaneous with an agreement by that seller to repurchase the securities at the same price, plus interest, at a later date. The Fund will limit the parties with which it will engage in repurchase agreements to those financial institutions and securities dealers that are deemed creditworthy pursuant to guide-lines adopted by the Trust’s Board of Trustees.

Can the Fund adopt a temporary defensive strategy?

If we determine that it would be appropriate to adopt a temporary defensive investment position by reducing exposure in the equity markets, up to 100 percent of the Fund could be invested in short-term, fixed-income investments. To the extent more than 35% of the Fund is so invested, it would not be invested in accordance with policies designed to achieve its stated investment objective. The Fund may also invest in options or futures contracts as a temporary defensive position.

Principal Risks

Market Risks

The Fund’s holdings will be subject to the economic, business and market risks associated with common stock investment. As a result, your investment in the Fund, when redeemed, may be worth more or less than the price you originally paid for it.

In the event the Fund experiences more redemptions than sales in any year, we may be required to sell securities in order to raise cash to meet these redemptions. Such sales may cause capital gains to be realized for tax purposes. Any such gains must be distributed among the remaining shareholders. (See "Taxes" below.)

Risks Associated with a Non-Diversified Mutual Fund Investment

You can expect the overall volatility of the Fund’s share price to be greater than that of a comparable "diversified" mutual fund. This is because the Fund may invest more than 5% of its total assets in a single company. The appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund.

Potential Merger

If the shareholders of the Fund approve its merger with another diversified Mosaic equity mutual fund, the Fund’s assets would no longer be managed and operated as described in this prospectus. Instead, any amounts invested in the Fund prior to the merger would be managed in the manner described by the prospectus of the surviving fund after the merger.

Management

The Advisor

We are Madison Mosaic, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc., both located at 550 Science Drive, Madison, Wisconsin 53711 ("Madison"). We manage approximately $200 million in assets in the Mosaic family of mutual funds, which includes stock, bond and money market portfolios. Madison, a registered investment advisory firm since 1973, provides professional portfolio management services to a number of clients and has approximately $5 billion under management.

We are responsible for the day-to-day administration of the Fund’s activities. Investment decisions regarding the Fund can be influenced in various manners by a number of individuals. All management decisions are the primary responsibility of Madison’s investment policy committee. The investment policy committee is made up of the top officers and managers of Madison.

Compensation

Investment Advisory Fees. We receive a fee for our services under our Investment Advisory Agreement with the Fund. For the Fund’s last fiscal year, the fee, payable monthly, was calculated as 0.75% of average daily net assets.

Other Expenses. Under a separate Services Agreement with the Fund, we provide or arrange to have all operational and other support services the Fund needs. We receive a fee calculated as a percentage of the average daily net assets of the Fund for these services. For the last fiscal year, this fee was set at 0.50%.

Pricing of Fund Shares

The price of a Fund share is based on its net asset value (or "NAV"). This equals the total daily value of the Fund’s investments, minus its expenses and liabilities, divided by the total number of shares outstanding. The Fund’s NAV is calculated at the close of the New York Stock Exchange each day that it is open for trading, normally 4:00 p.m. Eastern Time.

We use the market value of the securities in the Fund in order to determine NAV. We obtain the market value from one or more established pricing services.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is received in proper form. This may be higher, lower or the same as the NAV from the previous day.

Dividends and Distributions

The Fund’s net income, if any, is declared as dividends and distributed to shareholders annually at the end of the year. Any net realized capital gains will also be paid to shareholders at least annually as capital gains distributions.

Distributions will be paid in the form of additional shares credited to your account, unless you elect in writing to receive dividend checks or payments by electronic funds transfer. (Please refer to Mosaic’s "Guide to Doing Business" for more information about dividend distribution options.)

Taxes

Federal Tax Considerations

The Fund intends to distribute to shareholders 100 percent of its net income and net capital gains, if any. The capital gain distribution is determined as of October 31 each year.

All dividend and capital gain distributions, if any, will be taxable to you. In January each year, the Fund will send you an annual notice of dividends and other distributions paid during the prior year. Capital gains distribu-tions can be taxed at different rates depending on the length of time the securities were held.

Because the share price of the Fund fluctuates, if you redeem shares, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received from the Fund to maintain accurate records of your investments.

An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares. As a result, any gain on the transaction may be subject to federal, state or local income tax.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 31% of dividends and any capital gain distributions. Any fine assessed against the Fund that results from your failure to provide a valid social security or tax identification number will be charged to your account.

State and Local

At the federal as well as state and local levels, dividend income and capital gains are generally considered taxable income.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past four years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Deloitte & Touche LLP, whose report, dated February 8, 2002, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

	For the Year Ended December 31,
	2001	2000	1999	1998
Net asset value beginning of year	$26.84	$25.38	$28.36	$21.09
Investment operations:
Net investment income (loss)	0.03	(0.05)	(0.07)	0.03
Net realized and unrealized gain (loss) on securities	(2.49)	2.76	(2.22)	9.02
Total from investment operations	2.46	2.71	(2.29)	9.05
Less distributions:
From net investment income	(0.03)	.--	--	(0.10)
From net capital gains	(1.51)	(1.25)	(0.69)	(1.68)
Total distributions	(1.54)	(1.25)	(0.69)	(1.78)
Net asset value, end of year	$22.84	$26.84	$25.38	$28.36
Total return (%)	(9.27)	10.70	(8.05)	44.23
Ratios and supplemental data
Net assets, end of year (in thousands)	$3,258	$3,025	$3,720	$1,725
Ratio of expenses to average net assets (%)	1.25	1.25	1.25	1.25
Ratio of net investment income (loss) to average net assets (%)	0.10	(0.11)	(0.30)	0.15
Portfolio turnover (%)	.91	.89	140	112

Mosaic Focus Fund has a Statement of Additional Information (SAI) that includes additional information about Mosaic Focus Fund. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports are available without charge by calling the Fund at 800-368-3195.

Information on how to purchase and sell shares in any Mosaic Fund is provided in a separate brochure entitled, "Guide to Doing Business." Mosaic’s "Guide to Doing Business" is incorporated by reference into this prospectus.

Please call our shareholder service department if you have any questions about Mosaic Focus Fund or if you would like a copy of any written Fund information. Additional information is also available at the Mosaic Funds Internet Investment Center at http://www.mosaicfunds.com

Finally, you can review and copy information about Mosaic Focus Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: public info@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent

Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Telephone Numbers

Shareholder Service
Toll-free nationwide: 888 670 3600
Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800 336 3063

Mosaic Funds
550 Science Drive
Madison, Wisconsin 53711

www.mosaicfunds.com

SEC File Number 811-07473

Mosaic's Guide to Doing Business

(including Privacy Policy)

The information disclosed in this Guide is part of and incorporated in the prospectuses of Mosaic Government Money Market, Mosaic Tax-Free Trust, Mosaic Equity Trust, Mosaic Income Trust (Government and Intermediate Income Funds) and Mosaic Focus Fund.

May 31, 2001

Mosaic Funds

http://www.mosaicfunds.com

An Introduction to Mosaic Services

This brochure is your guide to taking advantage of the many transaction choices available to Mosaic shareholders.

Mosaic's flagship fund, Mosaic Investors, was launched in 1978. Since that time, Mosaic Funds has grown to provide a wide range of investment options, including stock, bond, tax-free and money market funds.

If any of the information in this Guide prompts questions, please call us. Our toll-free nationwide number is 888-670-3600. Shareholder service representatives are available Monday through Friday, from 9:00 a.m. to 8:00 p.m., Eastern time.

Mosaic Tiles, our 24-hour automated information line, can be reached at 800-336-3063. Visit our Internet Investment Center for additional information, including daily share prices: http://www.mosaicfunds.com.

Mosaic Funds Privacy Notice to Customers

At Mosaic Funds, our policy is not to disclose nonpublic personal information about our shareholders or former shareholders outside of the Mosaic Funds complex except as permitted by law.

Within Mosaic Funds (our affiliated companies include each fund, Madison -- our investment advisor -- and Mosaic Funds Distributor --our broker/dealer distributor), in order to alert you to new, enhanced or improved products or services, we collect nonpublic personal information about you from your account application and from transactions in your account. Each fund may share this information internally with Madison or Mosaic Funds Distributor.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you or to alert you to new, enhanced or improved products or services we provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Table of Contents

Shareholder Account Transactions
    Confirmations, Statements and Reports
    Changes to an Account

How to Open An Account
    Minimum Initial Investment
    By Check
    By Wire
    By Exchange

How to Purchase Additional Shares
    By Check
    By Wire
    By Automatic Investment Plan or "Instant" EFT

How to Redeem Shares
    By Telephone or By Mail
    By Wire
    By Exchange
    By Customer Check
    By Systematic Withdrawal Plan

Special Redemption Rules for IRAs

Distribution Options

Payments in Kind

How to Close an Account

Other Fees
    Returned Investment Check Fee
    Minimum Balance
    Broker Fees
    Research and Other Fees

Retirement Plans
    Traditional IRAs
    Roth IRAs
    Conversion Roth IRAs
    Education IRAs
    Employer Plans

SHAREHOLDER ACCOUNT TRANSACTIONS

Confirmations and Statements

Daily Transaction Confirmation.

All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed on the same day a transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statement.

Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Householding Delivery of Shareholder Documents.

In addition to your transactions confirmations and quarterly statements, you will also receive an annual update of the prospectus for your fund and periodic financial statements.  Only one prospectus and one annual and semi-annual report (or similar report or disclosure document) will be sent to family members sharing the same address unless a request is made for multiple mailings.  Sending only one copy of these documents is efficient, saves paper products and reduces the volume of your mail.

Changes to an Account

To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by phone, generally, in order to make any changes to an account, Mosaic may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions. Mosaic Funds has a number of telephone transaction options. You can exchange your investment among the funds in the family, request a redemption and obtain account balance information by telephone. Mosaic will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Certificates. Certificates will not be issued to represent shares in any Mosaic fund.

HOW TO OPEN A NEW ACCOUNT

Minimum Initial Investment

  $1,000 for a regular account
  $500 for an IRA account*
  $100 for an Education IRA Plus account*

*Not available to Mosaic Tax-Free Trust accounts.

By Check

Open your new account by completing an application and sending it along with a check payable to Mosaic Funds as follows:

Regular Mail:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Wire

Please call Mosaic before you wire money (no later than close of New York Stock Exchange) to ensure proper and timely credit to your account.

When you open a new account by wire, you must promptly send us a signed application. We cannot send any redemption proceeds from your account until we have your signed application in proper form.

Please wire money to:

Firstar Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 042000013
Credit: Firstar Mutual Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

By Exchange

You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.

HOW TO PURCHASE ADDITIONAL SHARES

Purchase Price.

Share prices (net asset values or "NAV") are determined every day that the NY Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by Mosaic.

Purchases and Uncollected Funds.

Sometimes a shareholder investment check or electronic transfer is returned to Mosaic Funds unpaid. In other words, we sometimes get checks that bounce. Mosaic has a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected" until Mosaic determines that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder's account, even while not collected.

Minimum Subsequent Investment

Subsequent investments may be made for $50 or more.

By Check

Please make your check payable to Mosaic Funds. Mail it along with an investment slip or, if you don't have one, please write your fund and account number (and the name of the fund) on your check.

Regular Mail:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Wire

You should call Mosaic before you wire money to ensure proper and timely credit.

Please wire money to:

Firstar Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 042000013
Credit: Firstar Mutual Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

By Automatic Investment Plan or "Instant" EFT

You can elect to have a monthly (or less frequent) automatic investment plan. Mosaic will automatically credit your Mosaic account and debit the bank account you designate with the amount of your automatic investment. The automatic investment is processed as an electronic funds transfer (EFT).  You can also call us to arrange for an "instant" EFT purchase on any business day as long as your bank information is current.

To establish an automatic investment plan, complete the appropriate section of the application or call us for information. The minimum monthly amount for an EFT is $100. You may change the amount or discontinue the automatic investment plan any time. Mosaic does not charge for this service.

HOW TO REDEEM SHARES

Redemption Price.

Share prices (net asset values or "NAVs") are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by Mosaic.

Signature Guarantees.

To protect your investments, Mosaic requires signature guarantees for certain redemptions.

What is a signature guarantee? It is a certification by a financial institution that knows you and recognizes that your signature on a document is genuine.

A signature guarantee helps Mosaic ensure the identity of the authorized shareholder(s). If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account.

A signature guarantee is required for any redemption when:

(1) the proceeds are to be greater than $50,000, (2) the proceeds are to be delivered to someone other than you, as shareholder of record, (3) the proceeds are to be delivered to an address other than your address of record, or (4) you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds.

We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected," until Mosaic determines that the bank on which they were drawn has actually paid them. Purchases made with federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 12-day hold.

By Telephone or By Mail

Upon request by telephone or in writing, we will send a redemption check up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See section "Signature Guarantees" above. Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee. To stop payment on a check issued by Mosaic, call our Shareholder Service department immediately.

Normally, Mosaic Funds charges a fee of $20.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by Mosaic on behalf of a shareholder. Certain documents may be required before such a request can be processed.

By Wire

With one business day's notice, we can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. See pages 8-9 for signature guarantee requirements.

Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of your prospectus and this Guide to Doing Business. Requests for wire transfer must be made by 4:00 p.m. Eastern time the day before the wire will be sent.

Wire Fee. There will be a $15 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Exchange

You can redeem shares from one Mosaic account and concurrently invest the proceeds in another Mosaic account by telephone when your account registration and tax identification number are the same. There is no charge for this service.

By Customer Check

If you requested check writing privileges and submitted a signature card, you can write checks in any amount payable to anyone. Check writing privileges are not available from Mosaic Equity Trust or Mosaic Focus Fund accounts.

A confirmation statement showing the amount and number of each check you write will be sent to you. Mosaic does not return canceled checks, but will provide copies of specifically requested checks.

Stop Payment Fee. To stop payment on a customer check that you wrote, call us immediately.

Mosaic will honor stop payment requests on unpaid checks that you wrote for a fee of $20.00.

Ordering Customer Checks. When you complete a signature card for check writing privileges an initial supply of preprinted checks will be sent free of charge. The cost of check reorders is $3.00 and will be charged to the shareholder's account.

By Systematic Withdrawal Plan

You can elect to have a systematic withdrawal plan whereby Mosaic will automatically redeem shares in your Mosaic account and send the proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information. The minimum amount for a systematic withdrawal is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime.

Electronic Funds Transfer Systematic Withdrawal. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal. Or it can be processed as a check that is mailed to anyone you designate.

Special Redemption Rules for IRAs. Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, you must request IRA redemptions in writing. Before you think you may need to redeem funds from your IRA at Mosaic, call us for a form that contains the required tax election provisions.

DISTRIBUTION OPTIONS

Each Mosaic Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all your distributions will be automatically reinvested in your account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Mosaic account, (2) paid to you by check or (3) deposited directly to your bank account.

PAYMENTS IN KIND

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Trust. However, each Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of any Trust or $250,000.

Any property of any Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from a Trust, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

HOW TO CLOSE AN ACCOUNT

To close an account, you should call us and request that your account be closed. You cannot close your account by writing a check.

When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section "How To Redeem Shares."

OTHER FEES

Returned Investment Check Fee

Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Minimum Balance

Mosaic reserves the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, Mosaic will give you 30 days written notice, during which time you may increase the balance to avoid having the account closed.

Broker Fees.

If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to Mosaic Funds. However, you can engage in any transaction directly with Mosaic Funds to avoid such charges.

Research and Other Fees

Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5.00 per request.  Mosaic reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

RETIREMENT PLANS

All Mosaic Funds except Mosaic Tax-Free Trust can be used for retirement plan investments, including IRAs.

Annual IRA Fee and Fee Waiver. Effective in 2000, there will be a $12.50 fee per IRA account with a $25.00 maximum per year. You can prepay this fee.  Mosaic will waive the annual IRA fee if the value of all your Mosaic IRA accounts is at least $30,000 or if the value of all your Mosaic accounts (both IRA and non-IRA) is at least $100,000.   The waiver is based on accounts with the same social security number, valued at the time the IRA fee is charged.

Traditional IRAs

Traditional Individual Retirement Accounts ("Traditional IRAs") may be opened with a reduced minimum investment of $500. Even though they may be nondeductible or partially deductible, traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

Roth IRAs

Roth IRA may be opened with a reduced minimum investment of $500. Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for IRA accounts.

Conversion Roth IRAs

You may convert all or part of your Traditional IRA into a Roth IRA at Mosaic. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you accomplish this conversion.

Education IRAs

Mosaic Funds offers Education IRAs. Eligible investors may establish Education IRAs with a reduced minimum investment of $100 as long as the shareholder establishes and maintains an "Education IRA Plus" automatic investment plan of at least $100 monthly.

The "Education IRA Plus" is designed to invest $41.66 each month into an Education IRA, with the remaining $58.34 (or more) invested in another account established by the parent or guardian of the Education IRA beneficiary. As a result, each Education IRA Plus that is open for a full year will reach, but not exceed, the annual $500 Education IRA limit. If you establish an Education IRA Plus program in the middle of the year, you can make an additional investment during the year to the Education IRA to make up for any months you missed before your automatic monthly investments started.

Mosaic Funds will provide you with an Education IRA disclosure document with an Education IRA application. The disclosure document explains various tax rules that apply to Education IRAs. A separate application is required for Education IRA accounts.

Education IRA Fee. Mosaic does not charge an annual fee on Education IRA Plus accounts that have an active automatic investment plan of at least $100 monthly or on Education IRA accounts of $5,000 or greater. Effective in 2000, all other Education IRA accounts may be charged a fee of $5.00 for each Education account, with a $25.00 maximum per year. You can prepay this fee.

Employer Plans

Mosaic also offers SEP IRAs, SIMPLEs and 403(b) retirement plans. Further information on the retirement plans available through Mosaic, including minimum investments, may be obtained by calling Mosaic's shareholder service department.

Telephone Numbers

Shareholder Service
Toll-free nationwide: 1 888 670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 1 800 336-3063

New Accounts
Toll-free nationwide: 1 800 368-3195

Transfer Agent

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

MOSGTDB501/20K

Statement of Additional Information

Dated May 1, 2002

For use with the prospectus of the Mosaic Focus Fund dated May 1, 2002

Mosaic Focus Fund

550 Science Drive
Madison, WI 53711
(800) 368-3195

This Statement of Additional Information is not a Prospectus. You should read this Statement of Additional Information with the Prospectus of Mosaic Focus Fund bearing the date indicated above (the "Prospectus"). You can obtain a copy of the Prospectus from Mosaic Funds at the address and telephone numbers shown above.

Audited Financial Statements for the Fund for the fiscal year ended December 31, 2001 appear in the Fund’s Annual Report to shareholders for that period. The Report is incorporated herein by reference. You can get a copy of the Report at no charge by writing or calling Mosaic Funds at the address and telephone number shown above.

Table of Contents

FUND HISTORY	2
DESCRIPTION OF THE FUND ("Investment Objectives" and "Implementation of Investment Policies")	2
0Classification	2
0Investment Strategies and Risks	2
0Fund Policies	6
0Fundamental Policies	6
MANAGEMENT OF THE FUND ("Management")
0Management Information	8
0Board of Trustees	10
0Compensation	11
0Code of Ethics	12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	12
INVESTMENT ADVISORY AND OTHER SERVICES ("Fees and Expenses of the Funds" and "Management")	12
BROKERAGE ALLOCATION AND OTHER PRACTICES	14
CAPITAL STOCK AND OTHER SECURITIES	15
PURCHASE, REDEMPTION AND PRICING OF SHARES ("Guide to Doing Business," "Pricing of Fund Shares" and "Dividends and Distributions")	17
TAXATION OF THE FUND ("Taxes")	19
CALCULATION OF PERFORMANCE DATA ("Risk/Return Summary")	20
FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION ("Financial Highlights")	22

Note: The items appearing in parentheses above are cross references to sections in the Prospectus that correspond to the sections of this Statement of Additional Information.

FUND HISTORY

Mosaic Focus Fund (the "Fund") is a non-diversified, open-end management investment company, commonly known as a mutual fund. The Fund was organized as a Massachusetts business trust under a Declaration of Trust dated January 1, 1998. The Fund is managed by Madison Mosaic, LLC (the "Advisor") of the same address as the Fund.

Before 1998, the Focus Fund was a Wisconsin corporation known as Madison Opportunity Fund, Inc. Although it was registered as a diversified, open-end management investment company, it had different investment objectives and policies than the Fund. It was never publicly offered to investors and its portfolio was liquidated before the inception of the Fund.

DESCRIPTION OF THE TRUST

Classification

The Fund is a non-diversified, open-end management investment company, commonly known as a mutual fund.

The Fund issues a single series of shares: Mosaic Focus Fund shares.

Investment Strategies and Risks

The investment objectives of the Fund are described in the Prospectus. You should also read the Prospectus for information about the Fund's principal investment strategies and risks.

In addition to the principal investment strategies described in the Prospectus, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

1. Covered Call Options.

We may write "covered call options" for the Fund against any of its portfolio securities. These options contracts are sold on a national options exchange or in the over-the-counter market allowing the purchaser of the contract to buy specified underlying securities at a specified price (the "strike price") prior to a specified expiration date. Writing covered call options may increase the Fund’s income, because a fee (the "premium") is received by the Fund for each option contract written. However, unless the option contract is exercised, it has no other ultimate impact on the Fund.

The premium received, plus the strike price of the option, will always be greater than the value of the underlying securities at the time the option is written.

When an option contract is "covered" it means that the Fund, as the writer of the option contract, holds in its portfolio the underlying securities described in the contract or securities convertible into such securities. Thus, if the holder of the option decides to exercise his purchase rights, the Fund may sell at the strike price securities it already holds in the portfolio or may obtain by conversion (rather than risking having to first buy the securities in the open market at an undetermined price). However, an option contract would not normally be exercised unless the market price for the underlying securities specified were greater than the strike price. Thus, when an option is exercised, we will normally be (1) forced to sell portfolio securities at a price below their current market value or (2) required to buy a corresponding call contract at a price reflecting this price differential to offset the call contract previously written (such an offsetting call contract purchase is called a "closing purchase transaction").

To the extent we write covered call options for the Fund, we will be foregoing any opportunity for appreciation on the underlying securities above the strike price during the period before the option contract expires. We may close out call option contracts written at any time in closing purchase transactions, but there is no assurance that we will be able to effect such transactions at any particular time or at an acceptable price. We will select all of the Fund’s investments on a basis consistent with its investment policies, notwithstanding the potential for additional premium income from option writing.

Options and Futures Risks

If we misgauge market values or other economic factors when engaging in a defensive strategy of investing in options or futures contracts, the Fund may be worse off than had it not employed the defensive strategy. While defensive strategies can reduce the risk of loss, they can also reduce the opportunity for gain since they offset favorable price movements. The use of defensive strategies may result in a disadvantage to the Fund if the Fund is not able to purchase or sell a portfolio holding at an optimal time. This can happen if it needs to cover its position or if there is no market for its position.

2. When-Issued Securities.

We may purchase and sell securities for the Fund on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement.

Fluctuations in the value of securities we agree to buy or sell on a when-issued basis may increase changes in the Fund’s value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the Fund during the same period.

When engaging in when-issued or delayed delivery transactions, we must rely on the seller or buyer to complete the transaction at the scheduled time. If the other party fails to do so, we might lose an opportunity for a more advantageous purchase or sale. If the transaction is completed, intervening changes in market conditions or the issuer’s financial condition could make it less advantageous than investment alternatives available at the time of settlement.

While we will only commit to security purchases we intend to complete on behalf of the Fund, we may sell any securities purchase contracts before settlement of the transaction. If this occurs, the Fund could realize a gain or loss despite the fact that the original transaction was never completed.

When we purchase when-issued securities, we will take certain actions to protect the Fund. We will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

3. Repurchase and Reverse Repurchase Agreement Transactions.

Repurchase Agreements. A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price.

Repurchase agreements are a highly flexible medium of investment. This is because they may be made for very short periods, including maturities of only one day. Under the Investment Company Act of 1940, repurchase agreements are considered loans and the securities involved may be viewed as collateral.

If we invest in repurchase agreements, the Fund could be subject to the risk that the other party may not complete the scheduled repurchase. In that case, we would be left holding securities we did not expect to retain in the Fund. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Fund could suffer a loss of principal or interest.

In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Fund could encounter restrictions on the exercise of its rights under the repurchase agreement.

Reverse Repurchase Agreements. If a Fund requires cash to meet redemption requests and we determine that it would not be advantageous to sell portfolio securities to meet those requests, then we may sell the Fund’s securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a "reverse repurchase agreement." It has the practical effect of constituting a loan to the Fund, the proceeds would be used to meet cash requirements for redemption requests.

During the period of any reverse repurchase agreement, the affected Fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright. If we engage in reverse repurchase agreement transactions for any Fund, we will take steps to protect the Fund. We will maintain in a segregated account a combination of designated liquid securities and cash that is sufficient in aggregate value to provide adequate funds to complete the repurchase.

4. Loans of Fund Securities.

In certain circumstances, we may be able to earn additional income for the Fund by loaning portfolio securities to a broker-dealer or financial institution. We may make such loans only if cash or U.S. Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Fund by the borrower and maintained in a segregated account at full market value each business day.

During the term of any securities loan, the borrower must pay us all dividend and interest income earned on the loaned securities. At the same time, we will also be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the Fund’s overall potential return.

If we make a loan of securities, the Fund would be exposed to the possibility that the borrower of the securities might be unable to return them when required. This would leave the Fund with the collateral maintained against the loan. If the collateral were of insufficient value, the Fund could suffer a loss.

Any loans by the Fund of portfolio securities will be made in accordance with applicable guidelines established by the Securities and Exchange Commission and under procedures adopted by the Trustees. In determining whether to lend securities to a particular broker, dealer or other financial institution, we will consider the creditworthiness of the borrowing institution. We will not enter into any securities lending agreement having a duration of greater than one year.

5. American Depository Receipts.

We may invest in American Depository Receipts ("ADRs"). These instruments are negotiable receipts for a given number of shares of securities in a foreign corporation. The foreign stock certificates remain in the custody of a foreign bank. ADRs are issued by large commercial U.S. banks and traded in U.S. markets or on U.S. exchanges. The ADR represents the depository bank’s guarantee that it holds the underlying securities.

We may invest in an ADR in lieu of trading in the underlying shares on a foreign market. ADRs are subject to a degree of U.S. regulation and are denominated in U.S. dollars.

6. Convertible Securities.

In addition to other equity securities, we may invest in "convertible securities." Securities convertible into common stocks and securities having equity characteristics are bonds that are convertible into a specific number of shares of the common stock of the issuer either at any time or usually at a specific future date at a determined price per share of common stock. Such bonds tend to participate in a substantial portion of the price appreciation of the underlying common stock. At the same time, they often enjoying some protection against depreciation due to higher interest rates afforded most bonds and because of the anticipation of the bond’s maturity.

We anticipate that convertible securities will represent less than 25% of the Fund’s total assets. All convertible bonds must meet the same quality ratings required of corporate bonds, as described for commercial paper below. The risks involved in investment in convertible securities are similar to the risks of investment in the underlying common stocks.

7. Financial Futures Contracts.

We may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities for the Fund. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, we will obligate the Fund to make delivery of the security against payment of the agreed price.

We will use financial futures contracts only when we intend to take or make the required delivery of securities. However, if it is economically more advantageous to do so, we may acquire or sell the same securities in the open market instead and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.

A financial futures contract for a purchase of securities is called a "long" position, while a financial futures contract for a sale of securities is called a "short" position. A short futures contract acts as a hedge against a decline in the value of an investment. This is because it locks in a future sale price for the securities specified for delivery against the contract. A long futures contract acts to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged.

Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract. This transaction may result in either a gain or loss. When part of a hedging transaction, this gain or loss is expected to offset corresponding losses or gains on the hedged securities.

If we use financial futures contracts, we would do so as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, we may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Fund will incur brokerage fees in connection with any futures transactions. Also, the Fund will be required to deposit and maintain cash or Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts, we take steps to protect the Fund. We will maintain in a segregated account (including brokerage accounts used to maintain the margin required by the contracts) a combination of liquid High Grade investments and cash that is sufficient in aggregate value to provide adequate funds to complete the purchase.

While we may use futures to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Fund may benefit from using financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Fund had not entered into any such contracts.

8. Foreign Securities.

We may invest a portion of the fund’s assets in securities of foreign issuers that are listed on a recognized domestic or foreign exchange.

Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the Fund to hold temporary foreign currency bank deposits while transactions are completed. The Fund might benefit from favorable currency exchange rate changes, but it could also be affected adversely by changes in exchange rates. Other risks include currency control regulations and costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts.

Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

9. Short-Term Investments.

The "short-term investments" we may buy for the Fund are limited to the following U.S. dollar denominated investments:

(1) U.S. Government securities;

(2) obligations of banks having total assets of $750 million or more;

(3) commercial paper having one of the top three quality ratings described below; and

(5) repurchase agreements secured by any of the foregoing securities.

"U.S. Government securities" are obligations issued or guaranteed by the United States Government, its agencies and instrumentalities. U.S. Government securities include direct obligations of the United States issued by the U.S. Treasury, such as Treasury bills, notes and bonds. Also included are obligations of the various federal agencies and instrumentalities, such as the Government National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks, the Small Business Administration and the Student Loan Marketing Association. Except for Treasury securities, all of which are full faith and credit obligations, U.S. Government securities may either be agency securities backed by the full faith and credit of the United States, such as those issued by the Government National Mortgage Association, or only by the credit of the particular federal agency or instrumentality which issues them, such as those issued by the Federal Farm Credit System and the Federal Home Loan Mortgage Corporation; some such agencies have borrowing authority from the U.S. Treasury, while others do not.

Bank obligations eligible as short-term investments are certificates of deposit ("CDs"), bankers acceptances ("BAs") and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. Such CDs may be marketable or may be redeemable upon demand of the holder. Some redeemable CDs may have penalties for early withdrawal, while others may not. Federally insured bank deposits are presently limited to $100,000 of insurance per depositor per bank, so the interest or principal of CDs may not be fully insured if we purchase a CD greater than $100,000. BAs are time drafts drawn against a business, often an importer, and "accepted" by a bank, which agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

We will not invest in non-transferable time deposits that have penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the respective Fund’s total assets.

"Commercial paper" describes the unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis. Commercial paper may be rated A-1, P-1, A-2, P-2, A-3 or P-3.

Fund Policies

1. Derivatives

We may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements (as described in the Investment Strategies and Risks section above). However, we have not purchased financial futures contracts for the Fund or engaged in any reverse repurchase agreement transaction for the Fund since its inception.

It is our policy never to invest in any other type of so-called "derivative" securities (including, but not limited to, options on futures contracts, swaptions, caps, floors and other synthetic securities). The Trustees must provide advance approval for any deviation from this policy.

2. Options Contracts

We will not sell the securities covering an option contract written prior to its expiration date unless we purchase substitute covering securities or unless the contract written is first offset in a closing purchase transaction. We will not write additional option contracts if more than 25% of the Fund’s assets would then be required to cover the options written.

3. Securities Loans.

If we loan any Fund securities, it is our policy to have the option to terminate any loan at any time upon 7 days’ notice to the borrower. The Fund may pay fees for the placement, administration and custody of securities loans, as appropriate.

4. Assets as Collateral

We will not pledge, mortgage or hypothecate in excess of 10% of any Fund’s net assets at market value.

5. Repurchase and Reverse Repurchase Agreements.

We require delivery of repurchase agreement collateral to the Fund’s Custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, we require that such collateral be registered in the Custodian’s name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, we could encounter restrictions on the exercise of the Fund’s rights under the repurchase agreement. It is our policy to limit the financial institutions with which we engage in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

Our current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed five percent of a Fund’s total assets.

6. Policy Review.

If, in the judgment of a majority of the Trustees of the Fund, it becomes inadvisable to continue the Fund or individual Fund policy, then the Trustees may change any such policies without shareholder approval. Before any such changes are made, you will receive 30 days’ written notice.

Except for the fundamental investment limitations placed upon the Fund’s activities, the Trustees can review and change the other investment policies and techniques employed by the Fund. In the event of some policy changes, a change in the Fund’s name might be required. There can be no assurance that the Fund’s present objectives will be achieved.

Fundamental Policies

The Fund has a number of limitations on its investment activities designated as "Fundamental Policies." These limitations are described below. By designating these policies as fundamental, we cannot change them without a majority vote of the Fund’s shareholders.

1. Illiquid Investments.

We will not invest in securities for which there is no readily available market if at the time of acquisition more than 15% of the Fund’s net assets would be invested in such securities.

2. Restricted Investments.

We will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.

3. Seasoned Issuers.

We will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of the Fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

4. Industry Concentration.

In purchasing securities for the Fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), we will limit such investments so that not more than 25% of the assets of the Fund is invested in any one industry.

5. Financial Futures Contracts.

We will not purchase or sell futures contracts for the Fund if immediately afterward the sum of the amount of margin deposits of the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.

6. Borrowing and Lending.

We will not obtain bank loans for the Fund except for extraordinary or emergency purposes. We will not borrow for the purpose of making investments except as described in the next paragraph.

We may enter into reverse repurchase agreements for the Fund in amounts up to 25% of the Fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. We will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding one-third of total assets for any purpose.

We will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of the Fund’s net assets taken at cost, and only for extraordinary or emergency purposes.

We will not loan more than two thirds of the Fund’s securities (calculated as a percentage of gross assets). For any portfolio securities loaned, we will require the Fund to be provided collateral satisfactory to the Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

7. Restricted Investments.

RIC Status. It is a fundamental policy to maintain the Fund’s status as a regulated investment company for purposes of the Internal Revenue Code.

In order to accomplish this policy, we must restrict the Fund’s investment activity as follows: With respect to 50% of the Fund’s net assets, not more than five percent of the value of the total assets of the Fund may be invested in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits); nor, with respect to 50% of the Fund’s net assets, may securities be purchased when as a result more than 10% of the voting securities of the issuer would be held by the Fund.

8. Other Prohibited Activities.

The Fund may not act as an underwriter.

  We will not make short sales or maintain a short position except in limited circumstances. Specifically, the Fund must own at least an equal amount of securities (or securities convertible or exchangeable into such securities). Furthermore, not more than 25% of the Fund’s net assets may be held as collateral for such sales).
  We will not purchase securities on margin (except for customary credit used in transaction clearance) for the Fund.
  We will not invest in oil, gas or other mineral exploration or development programs.
  We will not invest in commodities. This prohibition does not prevent us from using financial futures contracts to make purchases or sales of securities, provided the transactions would otherwise be permitted under the Fund’s investment policies.
  We will not invest in real estate for the Fund. This does not prevent us from buying securities for the Fund that are secured by real estate.
  We will not acquire shares of other investment companies for the Fund. This restriction does not apply to any investment in any unit investment trust under limited circumstances: (1) such investment by any one issuer cannot exceed 5% of net assets; (2) such investments in the aggregate cannot exceed 10% of net assets. Also, this restriction will not apply in connection with an investment company merger, consolidation, acquisition or reorganization.
  We will not knowingly take any investment action that has the effect of eliminating the Fund’s tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code.
  We will not purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company.
  We will not purchase or retain the securities of any issuer if, to our knowledge, the holdings of those of the Fund’s officers, Trustees and officers of the Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.
  We will only purchase put options or write call options (and purchase offsetting call options in closing purchase transactions) if the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights.

Except as otherwise specifically provided, the foregoing percentage limitations need only be met when the investment is made or other relevant action is taken.

MANAGEMENT OF THE FUND

Management Information.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison’s Wisconsin State Journal newspaper.	All 14 Mosaic Funds	None
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 05/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 14 Mosaic Funds	None
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 01/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 14 Mosaic Funds	None

Interested Trustees

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 08/04/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 14 Mosaic Funds	None
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	All 14 Mosaic Funds	None

Officers

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 09/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 14 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 07/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 14 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 05/13/1960	Secretary and General Counsel	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 14 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 04/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC; formerly CFO of Amcore Bank-South Central and auditor for McGladrey & Pullen accounting firm.	All 14 Mosaic Funds	None

All interested Trustees and Officers of the Trust are employees and/or owners of Madison. Since Madison serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

Board of Trustees.

Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Fund’s affairs. As such, they meet at least quarterly to review our operation and management of the Fund. In addition to the information we provide the Trustees, they also meet with the Fund’s independent auditors at least annually to discuss any accounting or internal control issues that the auditors may raise.

The Trustees serve indefinite terms of unlimited duration and they appoint their own successors, provided that always at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the Fund’s outstanding shares.

The Mosaic Trustees established two standing Committees to help manage the Trust. The first is the Audit Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year. The Audit Committee members are the Independent Trustees of the Trust. Normally, the Audit Committee will meet at least once a year to review the Trust’s annual audit, but the Committee may meet more often as necessary. The Committee generally meets prior to the regularly scheduled meeting of the full Board of Trustees.

The second standing committee is the Pricing Committee of the Trust. The Pricing Committee is responsible for reviewing the accuracy of the Trust’s daily net asset value determinations. It reports to the Trustees at least quarterly and makes any recommendations for pricing of Trust securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Trustees. Currently, the Pricing Committee members are Messrs. Berberet, Hoppe, Mason and Sekelsky (see the above chart under "Management Information").

The Trustees considered a number of factors when the Board most recently approved the advisory contract between us and the Trust. We could provide you with a list of factors or conclusory statements that explained the Board’s decisionmaking process, but that would not be particularly enlightening. And, of course, it would be absurd to tell you that any one particular factor, event, success, process or benefit caused the Trustees to make their decision. If you had been at the meeting, however, you would have seen and heard the Trustees comparing Mosaic’s fees with fees paid by other mutual funds of similar size and in the same general investment category to determine if Mosaic’s fees are reasonable. (We believe they are and the Trustees agreed based on the publicly available statistics they reviewed.) You would have been involved in an ongoing discussion of fund performance and exchange of information between us and the Trustees. This discussion is the same type that you would experience if you were our individual client, rather than a Mosaic shareholder. (Take a look at your most recent financial statement to get a feel for this discussion.) Essentially, we justify the work we are doing for Mosaic by explaining what it is that we do, why we are taking (or not taking) certain actions, who the individuals are that are involved in making decisions, and what additional services we are providing in exchange for our fees. The additional services include our marketing, public relations and distribution efforts, and how efficiently we are arranging for all the additional costly services necessary to operate a mutual fund. We also explain that since we manage several billion dollars of assets for clients other than mutual funds, we receive a great deal of research and information from brokers as a result of our trading activity with them for both Mosaic and our other clients. (For example, brokers often provide us "proprietary research" about securities and we receive other research information, sometimes known as "soft dollar" research because we trade sufficient amount of securities with these brokers.) Because Mosaic represents such a small part of our overall assets under management, the Trustees recognized that Mosaic benefits by being associated with us because of the research, experience and other economies of scale advantages we enjoy from managing billions of dollars of assets for our non-mutual fund clients. And, at the risk of sounding conclusory or just listing yet another factor, the Trustees recognized the benefits that each Mosaic Trust enjoys from being associated with the diversified Mosaic Funds family. Based on all of the material factors explained above, plus a number of other matters that the Trustees are generally required to consider under guidelines developed by the Securities and Exchange Commission, the Trustees concluded that our contract should be renewed for another year.

The Trustees’ ownership interests in Mosaic Funds are as follows:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Mosaic Fund Family
Philip Blake	None	$50,001 - $100,000
Frank Burgess	None	Over $100,000
James Imhoff	None	Over $100,000
Katherine Frank	None	$50,001 - $100,000
Lorence Wheeler	$10,001 - $50,000	Over $100,000

Ownership interests are as of April 1, 2002.

Compensation.

The compensation of each non-interested Trustee has been fixed at $1,000 per year, to be pro-rated according to the number of regularly scheduled meetings each year. Four Board meetings are currently scheduled to take place each year. The Trustees have stipulated that their compensation will be waived until the net assets of the Fund reaches $50 million. In addition to such compensation, those Trustees who may be compensated by the Fund will be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Fund, such as travel to any Board meetings. Trustee compensation is included in the Fund’s total fees and expenses.

During the last fiscal year of the Fund, the Trustees were compensated as follows:

	Aggregate Compensation from Tust	Total Compensation from Trust and Fund Complex* Paid to Trustees
Philip Blake**	0	$11,250
Frank E. Burgess	0	0
Katherine L. Frank	0	0
James R. Imhoff, Jr.	0	$15,000
Lorence D. Wheeler	0	$15,000

*The Mosaic Funds complex is comprised of 5 trusts with a total of 14 funds and/or series.

**Elected May 2001.

Under the Declaration of Trust, the Trustees can be indemnified by the Fund for certain matters. For example, they can be indemnified against all liabilities and expenses reasonably incurred by them by virtue of their service as Trustees. However, they will not be indemnified for liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Code of Ethics.

We and the Trust adopted Codes of Ethics under Rule 17j-l of The Investment Company Act that govern the ability of our personnel to trade in securities that may be purchased or held by any Mosaic fund or any of our non-mutual fund clients. Our codes generally permit our personnel to trade in or hold the types of securities purchased or held by the Trust. Our codes are designed to prevent manipulative practices by our personnel or situations in which our personnel could personally benefit at the expense of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2002, the shareholders of record that held five percent or more of the Fund were: Charles Schwab Custody Account, 101 Montgomery Street, San Francisco, CA 94104 - 13%; Madison Investment Advisors, Inc., 550 Science Drive, Madison, WI 53711 - 12%; and Karen Schlageter, 2868 Osmundsen Rd., Madison, WI 53711 - 9%.

As of April 1, 2002, the Trustees and officers of the Fund and Madison directly or indirectly owned as a group, including shares owned by Madison, described above, approximately 20% of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

1. Investment Advisors.

We are Madison Mosaic, LLC (known as Bankers Finance Advisors, LLC prior to April 1998), 550 Science Drive, Madison, WI 53711, the investment advisor to the Fund.

We are a wholly owned subsidiary of Madison Investment Advisors, Inc. ("Madison"), 550 Science Drive, Madison, Wisconsin. Madison is a registered investment advisor and has numerous advisory clients. Madison was founded in 1973 and has no business affiliates other than those described in the Prospectus and this Statement of Additional Information. Madison operates Madison Scottsdale in Scottsdale, Arizona. We share our investment management personnel with Madison.

Frank E. Burgess is President, Treasurer and Director of Madison. Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, owns and controls Madison Mosaic (see "Management Information" above).

Madison formed us in 1996 for the purpose of providing investment management services to the Mosaic family of mutual funds, including the Fund. We also serve as the investment advisor to Mosaic Equity Trust, Mosaic Tax-Free Trust, Mosaic Income Trust and Mosaic Government Money Market Trust.

For the Fund’s fiscal years ended December 31, 1999, 2000 and 2001, aggregate advisory fees paid by the Fund were $24,043, $22,964 and $26,546, respectively.

2. Principal Underwriter.

Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, acts as the Fund’s broker-dealer Distributor pursuant to a Distribution Agreement dated July 30, 1998 between it and all Mosaic Funds. The Distributor does not engage in underwriting activities and receives no compensation for its services (see the "Distribution Agreement" section below). The Distributor is a wholly owned subsidiary of Madison and maintains a branch office at the offices of Madison.

3. Services Provided by Each Investment Advisor and Fund Expenses Paid by Third Parties.

Together, we (Madison Mosaic) and Madison are responsible for the investment management of the Fund. We are authorized to execute the Fund’s portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Fund’s operations, and otherwise to administer the affairs of the Fund as we deem advisable.

We provide or arrange for all the Fund’s required services through three main contracts: An investment advisory agreement; a services agreement and a distribution agreement. These contracts are described below. No Fund expenses are paid by third parties.

Investment Advisory Contract.

The Investment Advisory Agreement between us and the Fund is subject to annual review and approval by the Trustees, including a majority of those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940. The agreement was approved by Fund shareholders for an initial two year term at a special meeting of shareholders held in July 1996 and most recently renewed for another year last July.

The Investment Advisory Agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by us, upon sixty days’ written notice to the other party. We cannot assign the agreement and it will automatically terminate upon any assignment.

Investment Advisory Fees and Expense Limitations. For our services under the Investment Advisory Agreement, we receive a fee calculated as 0.75% per year of average daily net assets. Such percentage does not decrease as net assets increase. We can waive or reduce this fee during any period. We can also reduce our fee on a permanent basis, without any requirement for consent by the Fund or its shareholders, under such terms as we may determine, by written notice to the Fund.

We agreed to be responsible for the fees and expenses of the Trustees and officers of the Fund who are affiliated with us. We are also responsible for the Fund’s various promotional expenses (including distributing Prospectuses to potential shareholders).

Payments to Third Parties. We can make payments out of our investment advisory fee to other persons, including broker-dealers that make the Fund available to investors pursuant to any "no transaction fee" network or service they provide. Under regulations of the Securities and Exchange Commission, such arrangements are permissible in connection with distributing investment company shares, if the payments of the shared fee amounts are made out of our own resources.

Services Contract.

The Fund does not have any officers or employees who are paid directly by the Fund. The Fund entered into a Services Agreement with us for operational and other services required. Such services may include:

  The functions of shareholder servicing agent and transfer agent.
  Bookkeeping and portfolio accounting.
  Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
  Providing appropriate supplies, equipment and ancillary services necessary to conduct of its affairs.
  Calculating net asset value.
  Arranging for and paying the Custodian.
  Arranging for and paying the Fund’s independent accountants.
  Arranging for and paying the Fund’s legal counsel.
  Registering the Fund and its shares with the Securities and Exchange Commission and notifying any applicable state securities commissions of its sale in their jurisdiction.
  Printing and distributing prospectuses and periodic financial reports to current shareholders.
  Trade association membership.
  Preparing shareholder reports, proxy materials and holding shareholder meetings.

We provide all these services to the Fund for a fee calculated as a percentage of average daily net assets. This fee is reviewed and approved at least annually by the Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable. The current fee is stated in the Fund’s Prospectus.

Under this Services Agreement, we appointed US Bancorp Fund Services (see "Other Service Providers," below), as the transfer agent and dividend-paying agent. It will also perform all shareholder servicing agent functions.

Our payment under the Services Agreement is in addition to and independent of payments made pursuant to the Investment Advisory Agreement. We also provide such services to Mosaic Equity Trust, Mosaic Tax-Free Trust, Mosaic Income Trust and Mosaic Government Money Market Trust.

The Fund remains responsible for any extraordinary or non-recurring expenses it incurs.

Distribution Agreement.

Mosaic Funds Distributor, LLC, is the Distributor of Mosaic Funds. It receives no compensation for its services under the Distribution Agreement. The agreement had an initial term of two years beginning July 30, 1998 and may continue in effect after that term only if approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

The Distribution Agreement provides for distribution of the Fund’s shares without a sales charge to the investor. The Distributor may act as the Fund’s agent for any sales of its shares, but the Fund may also sell its shares directly to any person. The Distributor makes each Fund’s shares continuously available to the general public in those States where it has given notice that it will do so. However, the Distributor has no obligation to purchase any of the Fund’s shares.

The Distributor is wholly owned by Madison Investment Advisors, Inc. and we share our personnel.

4. Other Service Providers.

We arrange for Fund securities to be held in custody by the Fund’s Custodian, for the Fund to be audited annually by independent accountants and for the Fund and the Independent Trustees to be represented by outside counsel. The Fund does not pay any separate fees for the services of these third parties because the cost of these services is included in the advisory and service fees we receive to manage the Fund.

Transfer Agent and Dividend-Paying Agent.

Under our Services Agreement the Trust, we appointed US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (the "Transfer Agent"), as the transfer agent and dividend-paying agent. The Transfer Agent will also perform all shareholder servicing agent functions. We are responsible for compensating the Transfer Agent for providing these services on behalf of the Fund.

Custodian.

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is Custodian for the cash and securities of the Fund. The Custodian maintains custody of the Fund’s cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Fund’s shares.

From time to time, the Fund may appoint as Special Custodians certain banks, trust companies, and firms that are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Fund. Such Special Custodians will be used by the Fund only for the purpose of providing custody and safekeeping services in limited circumstances. First, custody would be of relatively short duration. Second, custody would be for designated types of securities that, in our opinion or in the opinion of the Trustees, would most suitably be held by such Special Custodians rather than by the Custodian.

In the event any such Special Custodian is used, it shall serve the Fund only in accordance with a written agreement with the Fund. The agreement must meet the requirements of the Securities and Exchange Commission for mutual fund custodians and be approved and reviewed at least annually by the Trustees. If the Special Custodian is a securities dealer, it must deliver to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Fund for such securities.

The Fund may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as we or the Trustees deem appropriate, to the extent permitted by the Investment Company Act of 1940.

Independent Auditors.

Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, IL 60601, serves as independent auditors to the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We make all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating commissions. Our decisions are subject to review by the Trustees.

During its fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid aggregate brokerage commissions of $14,000, $21,000 and $7,000, respectively, rounded to the nearest thousand.

In general, we seek to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling Fund securities. In determining the best price and execution, we may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with us and any statistical, research or other services the dealer provides us including payment for our use of electronic research services. Such research and statistical information regarding securities may be used by us for the benefit of all members of the Mosaic family of mutual funds and by other clients of Madison. Therefore, The Fund may not be our only client that benefits from our receipt of research from the brokers and dealers the Fund uses for its trading needs. However, as a policy matter, we will not "pay up" for any such research or statistical information by paying higher commissions than we would pay from any other institutional broker that did not provide such information. In the unlikely event that any such non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Fund as we determine in good faith.

Brokers or dealers who execute portfolio transactions for the Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers.

In addition to transactions on which we pay commissions, we may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

Affiliated Transactions. We can purchase portfolio securities through an affiliated broker if we decide it is in the Fund’s interests. If we trade through an affiliated broker, we will observe four requirements: (1) the transaction must be in the ordinary course of the broker’s business; (2) the transaction cannot involve a purchase from another broker or dealer; (3) compensation to the broker in connection with the transaction cannot be in excess of one percent of the cost of the securities purchased; and (4) the terms to the Fund for purchasing the securities, including the cost of any commissions, must be as favorable to the Fund as the terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to us under the Investment Advisory Agreement.

We do not anticipate that any such purchases through affiliates will ever represent a significant portion of the Fund’s trading activity. In fact, no such transactions took place since the Fund’s inception and none are anticipated currently.

Portfolio Turnover. We do not expect to engage in short-term trading for the Fund, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons. We anticipate that annual portfolio turnover for the Fund will generally not exceed 100%, but actual turnover rate will not be a limiting factor if we believe it is desirable to make purchases or sales. Unusually rapid market movements during 1998 and 1999 resulted in turnover in excess of 100% for both years as price targets and thresholds were achieved or passed more rapidly than anticipated.

CAPITAL STOCK AND OTHER SECURITIES

Summary.

The Declaration of Trust, dated January 1, 1998, was filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Fund’s obligations. The Declaration of Trust, however, provides indemnification out of Fund property of any shareholder held personally liable for obligations of the Fund.

Shares and Classes of Shares.

The Fund represents the only series of shares currently authorized. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders.

The Trustees may authorize at any time creating additional series of shares. The proceeds of the new series would be invested in separate, independently managed portfolios. The Trustees can also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine.

All money received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights.

The Trustees may divide or combine the Fund’s shares into a greater or lesser number of shares as long as the action will not change your proportionate interest in the Fund. Upon the liquidation of the Fund, you would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings.

Because there is no requirement for annual elections of Trustees, the Fund does not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Fund’s independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Fund.

Any change in the terms of the Declaration of Trust (except for immaterial changes like a name change), in the Investment Advisory Agreement (except for reductions of the Advisor’s fee) or in the fundamental investment limitations of the Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Fund at the address on the cover of this document.

Voting Rights.

The voting rights of shareholders are not cumulative. As a result, holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A "majority" is constituted by either 50 percent of all shares of the Fund or 67 percent of the shares voted at an annual meeting or special meeting of shareholders at which at least 50 percent of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Fund’s shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Fund’s shares file declarations in writing with the Fund’s Custodian. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Fund’s outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Fund’s net assets, if less) may require the Fund to assist a shareholder solicitation with the purpose of calling a shareholder meeting. Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing. In the latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability.

Under Massachusetts law, the shareholders of an entity such as the Fund may, under certain circumstances, be held personally liable for its obligations. The Declaration of Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Fund provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Liability of Trustees and Others.

The Declaration of Trust provides that the officers and Trustees of the Fund will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Fund. Similar protection is provided to the Advisor under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Fund itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Mosaic’s "Guide to Doing Business" describes the basic procedures for investing in the Trust. The following information concerning other investment procedures is presented to supplement the information contained in the Guide.

Offering Price.

We calculate the net asset value (NAV) of the Fund every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year’s Day, the observance of Martin Luther King, Jr.’s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for each Fund is made at the time of the close of the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of the Fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of the Fund. Since the Fund does not charge a "sales load," its shares are both offered and redeemed at NAV.

We determine the market value of the Fund’s securities in a number of ways. If current market quotations are readily available for a security, we value it at the mean between its bid and asked prices. For securities for which current market quotations are not readily available, we value them at their fair market value as determined in good faith by the Trustees. We value fixed-income securities having a remaining effective maturity of 60 days or less at amortized cost which approximates market value.

The Trustees authorized using independent pricing services to obtain daily securities prices when required.

Shares in the Fund are priced by rounding to the nearest penny. NAV of shares in each Fund is expected to fluctuate daily, and we will make no attempt to stabilize the value of these shares.

Shareholder Service Policies.

Our policies concerning shareholder services are subject to change from time to time. In the event of a material change, you will receive an updated "Guide to Doing Business."

Minimum Initial Investment and Minimum Balance.

We can change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing. We may change the Fund’s minimum amount for subsequent investments by 30 days written notice. The notice may be provided in Mosaic’s quarterly shareholder newsletter.

Special Service Charges.

We may impose special service charges for services that are not regularly afforded to shareholders. In order to do this, we must give 30 days written notice to you or to shareholders in general. These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests. Mosaic’s standard service charges are also subject to adjustment from time to time.

Share Certificates.

The Fund will not issue share certificates.

Subaccounting Services.

The Fund can provide subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Fund’s minimum initial investment to open an account will not apply to subaccounts. However, we reserve the right to impose the same minimum initial investment requirement that would apply to regular accounts if it seems that the cost of carrying a particular subaccount or group of subaccounts is likely to be excessive.

The Fund may provide and charge for subaccounting services that we determine exceed those services that can be provided without charge. The availability and cost of such additional services will be determined in each case by negotiation between Mosaic and the parties requesting the additional services. We are not presently aware of any such services for which a charge will be imposed.

Crediting of Investments.

We can reject any investment in the Fund for any reason and may at any time suspend all new investment in the Fund. We may also, in our discretion, decline to recognize an investment by funds wired for credit until such funds are actually received by the Fund. This is because we may be responsible for any losses resulting from changes in the Fund’s net asset value that happen because we failed to receive funds from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by us, the Fund or the Distributor.

Foreign Checks.

Checks drawn on foreign banks will not be considered received until we have actual receipt of payment in immediately available U.S. dollars after submitting the check for collection. Collection of such checks through the international banking system may require 30 days or more. We will pass the cost of such collection to you if you invest using a foreign check.

Purchase Orders from Brokers.

We authorized one or more brokers to accept purchase and redemption orders of Trust shares. Such brokers are authorized to delegate other intermediaries to accept purchase and redemption orders of Trust shares. An order to purchase shares that we receive from a securities broker (or the broker’s delegate, as the case may be) will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure us that it received the order from its customer prior to that time.

Shareholders who invest in the Fund through a broker may be charged a commission for handling the transaction. A shareholder may deal directly with us anytime to avoid the fee.

Redemptions.

Redemptions will take place at the NAV for the day we receive the redemption order in proper form. A redemption request may not be in proper form unless we have a signed account application from you or your application is submitted with the withdrawal request.

Unusual Circumstances Resulting in Suspension of Payments.

We will use our best efforts in normal circumstances to handle redemptions timely. However, we may for any reason we deem sufficient suspend the right of redemption or postpone payment for any shares in the Fund for any period up to seven days.

Our sole responsibility with regard to redemptions shall be to process timely redemption requests in proper form. Neither the Fund, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in the Fund may be suspended or delayed for more than seven days only in limited circumstances. These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or (3) during any period when the Securities and Exchange Commission has by order permitted such suspension.

Final Payments on Closed Accounts.

The redemption payment you receive when you close your account will normally have all accrued dividends included. However, when an account is closed, we may make payment by check of any final dividends declared but not yet paid to the date of the redemption that closed the account. The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Identification Required.

We reserve the right, when we deem such action necessary to protect the interests of Fund shareholders, to refuse to honor redemption requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity. We reserve the right to refuse any third party redemption requests.

Payments in Kind.

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Fund. However, any shareholder of record may make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Fund or $250,000.

Any property of the Fund distributed to shareholders will be valued at fair value. In disposing of any such property received from the Fund, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

Address Changes and Lost Shareholder Accounts.

It is your obligation to inform us of address changes.

We will exercise reasonable care to ascertain your correct address if you become "lost" in our records. We will conduct two database searches for you and use at least one information database service. The search will be conducted at no cost to you. We will not, however, perform such searches if your account is less than $25, if you are not a natural person or we receive documentation that you are deceased. If we cannot locate you after such procedures, your account may be escheated to the State of your last residence in our records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividend Payments.

Dividends are payable to you at the time they are determined. They are not actually paid to you until the "payable" date.

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of the Fund.

You will receive notice of payment of dividends quarterly. For tax purposes, you will also receive an annual summary of dividends paid by the Fund and the extent to which they constitute capital gains dividends.

TAXATION OF THE TRUST

Federal Income Tax Requirements.

To qualify as a "regulated investment company" and avoid Fund-level federal income tax under the Internal Revenue Code (the "Code"), the Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires the Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. We intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, the Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.

Should the Fund fail to qualify as a "regulated investment company" under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Tax Consequences to Shareholders.

Federal Income Tax. As a shareholder, you will be subject to federal income tax on any ordinary net income and net capital gains realized by your Fund and distributed to you as regular or capital gains dividends. It does not matter whether the dividend is distributed in cash or in the form of additional shares. Generally, dividends declared by the Fund during October, November or December of any calendar year and paid to you before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared.

We can sell any securities held by the Fund or which we have committed to purchase. Since profits realized from such sales are classified as capital gains, they would be subject to capital gains taxes.

Wash Sales.

If you receive dividends on shares held for less than six months, any loss on the sale or exchange of such shares will be disallowed up to the value of such dividends.

Dividends Received Deduction.

Since normally at least 65% of the Fund’s assets will be invested in equity securities, some of which may pay eligible dividends, a substantial portion of the regular dividends paid by the Fund is expected to be eligible for the dividends received deduction for corporate shareholders (70% of dividends received).

31% Withholding.

You may be subject to a 31% withholding requirement on transactions with the Fund in certain circumstances: (1) if you fail to comply with the interest and dividends "back-up" withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) if the Internal Revenue Service determined that you failed to properly report dividend or interest income.

Personal Holding Company.

We reserve the right to involuntarily redeem shares if ownership has or may become concentrated as to make the Fund a personal holding company under the Code.

CALCULATION OF PERFORMANCE DATA

So that you can compare the Fund with similar funds (and to market indices, investments such as savings accounts, savings certificates, taxable and tax-free bonds, taxable money market funds and money market instruments), we calculate total return for the Fund.

How are Total Returns Calculated? We calculate annual total return and average annual total returns for the Funds. Annual total return is based on the change in share price from the beginning to the end of the year, plus any distributions. We calculate average annual total return by finding the compounded annual rate of return over a given period that would be required to equal the return on an assumed initial investment in the Fund to the ending redeemable value this investment would have had at the end of the period. This is done by taking into account the effect of the changes in the Fund’s share price during the period and any recurring fees charged to shareholder accounts. We also assume all dividends and other distributions are reinvested at the applicable share price when they were paid.

We may also calculate non-annualized aggregate total returns by computing the simple percentage change in value that equals an assumed initial investment in the Fund with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

We do not calculate yield for the Fund.

Performance Comparisons.

From time to time, in advertisements or in reports to shareholders and others, we may compare the performance of the Fund to that of recognized market indices. We may cite the ranking or performance of any Fund as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

We may also compare the performance of the Fund to that of other funds we manage, if appropriate. We may compare our performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices that we may use include those compiled by major securities firms. Other indices compiled by securities rating or valuation services, such as Standard and Poor’s Corporation, may also be used. Periodicals that report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Business Daily, The New York Times, The Washington Post, Barron’s, Forbes Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger’s Personal Finance and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc. and Morningstar.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue’s Money Fund Report. Financial news is broadcast by various radio and television media.

When we use Lipper Analytical Services, Inc. to make performance comparisons in advertisements or in reports to shareholders or others, we compare the performance of the Fund to mutual funds categorized as "Growth Funds". If this category should be changed by Lipper Analytical Services, Inc., we will make comparisons based on the revised category.

We may disclose the contents of the Fund as frequently as daily in advertisements and elsewhere.

FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION

The financial statements for the Fund for the fiscal year ended December 31, 2001 are incorporated herein by reference from the Fund's December 31, 2002 Annual Report to Shareholders as filed with the Securities and Exchange Commission. Such financial statements have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report dated February 8, 2002 which is incorporated by reference.

Statements contained in this Statement of Additional Information and in the Prospectus regarding the contents of contracts and other documents are not necessarily complete. You should refer to the documents themselves for definitive information on their provisions. We will supply copies of the Fund’s important documents and contracts to interested persons upon request, or you can obtain them from the SEC’s Internet site at www.sec.gov.

The Fund registered with the Securities and Exchange Commission in Washington, DC, by the filing a Registration Statement. The Registration Statement contains certain additional information not included in the Prospectus or this Statement of Additional Information. This information is available from the SEC or its Internet site. (See the back cover of the Prospectus for information about obtaining this information.)

Part C
May 1, 2002
Mosaic Focus Fund Trust
Cross Reference Sheet (Continued)

22(a) Financial Statements

Included in Part A: Financial Highlights

Included in Part B: Filed with the Securities and Exchange Commission pursuant to Section 30 of the Investment Company Act of 1940 on February 22, 2002, and incorporated herein by reference is the Trust's Annual Report to shareholders for the fiscal year ended December 31, 2001.

Included in such reports to shareholders are: Report of Independent Auditors, Statements of Net Assets, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements.

Included in Part C: Consent of Independent Auditors

Item 23 Exhibits

Exhibit No. Description of Exhibit

a Declaration of Trust*
b By-Laws*
c Not Applicable
d Investment Advisory Agreement*
e Distribution Agreement*
f Not Applicable
g Custodian Agreement with Fee Schedule*
h Services Agreement* and Transfer Agent Agreement*
i Consent of Counsel*
j Consent of Independent Auditors (Filed Herewith)
k Not Applicable
l Not Applicable
m Not Applicable
n Not Applicable
o Not Applicable
p Code of Ethics*

* Previously filed by Registrant.

24. Persons Controlled by or Under Common Control with Registrant.

None

25. Indemnification

Mosaic Funds maintains a Directors and Officers Errors and Omissions Policy that covers the officers and Trustees of the registrant as well as the officers and directors of the Registrant's advisor and its affiliates (referred to as an "Insured" or the "Insureds"). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured's office. (Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of such registrants pursuant to any provision of the Registrant's Declaration of Trust or its By-Laws, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.)

26. Business and Other Connections of Investment Advisor.

Name	Position with Advisor	Other Business
Frank E. Burgess	Vice President	Director, President and Director of Madison Investment Advisors, Inc., 550 Science Drive, Madison, WI 53711
Katherine L. Frank	President	Vice President of Madison Investment Advisors, Inc. 550 Science Drive, Madison, WI 53711
Jay R. Sekelsky	Vice President	Vice President of Madison Investment Advisors, Inc. 550 Science Drive, Madison, WI 53711
Chris Berberet	Vice President	Vice President of Madison Investment Advisors, Inc. 550 Science Drive, Madison, WI 53711
W. Richard Mason	Secretary	Principal of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale AZ 85258.

27. Principal Underwriters

(a) The registrant does not utilize the services of an underwriter. Mosaic Funds Distributor, LLC, the distributor of the Trust, also acts as distributor for Mosaic Equity Trust, Mosaic Government Money Market, Mosaic Tax-Free Trust and Mosaic Income Trust.

(b)

W. Richard Mason, 8777 N. Gainey Center Dr. Suite 220 Scottsdale, AZ 85258, is Secretary of the Fund and Principal of Mosaic Funds Distributor

(c) Not Applicable

28. Location of Accounts and Records

The principal amount of books, records and accounts of the Registrant are maintained at 550 Science Drive, Madison, WI 53711, at which address are located the offices of the Registrant and of Madison Mosaic, LLC. Current transfer agent and shareholder account records are kept at the offices of the Registrant's transfer agent, US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. Additional records and documents relating to the affairs of the Registrant are maintained by U.S. Bank, N.A. of Cincinnati, OH, the Registrant's Custodian, at the Custodian's offices located at 425 Walnut Street, Cincinnati, OH 45202. Pursuant to the Custodian Agreement (see Article IX, Section 12), such materials will remain the property of the Registrant and will be available for inspection by the Registrant's officers and other duly authorized persons. Finally, all remaining books, records and accounts of the Registrant not maintained at or under the control of the Registrant's Madison, WI office will be maintained at the offices of the Advisor's Legal and Compliance Department, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258 and are available for review at the Registrant's offices with advance notice.

29. Not Applicable

30. Undertakings. The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest Annual Report to shareholders upon such person's request and without charge.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Dane, State of Wisconsin, on the 24th day of April, 2002.

Mosaic Focus Fund Trust

By: (signature) Katherine L. Frank, President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Trustee Frank E. Burgess* (Date)

Trustee Lorence Wheeler* (Date)

Trustee Philip Blake* (Date)

Trustee James Imhoff* (Date)

*(Signature), Attorney-In-Fact, 4/24/02 John Rashke, Esquire